CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Allowance for doubtful accounts	$ 1,611,000	$ 1,611,000
Prepayment, other receivables and other current assets, other receivable from a 3rd party	$ 1,673,677	$ 1,673,677
Ordinary shares, par value per share	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	550,000,000	550,000,000
Ordinary shares, shares issued	148,587,121	149,427,256
Treasury stock, ordinary shares	5,169,771	8,444,997